Exhibit 10.4

STOCK AGREEMENT

THIS STOCK AGREEMENT (this "***Agreement***") is made as of [ ] day of June, 2025 [ ] (the "***Grant Date***") and is between **THE CRYPTO COMPANY**, a Nevada corporation (the "***Company***"), and **RONALD LEVY** ("***Stock Recipient***").

WHEREAS, Stock Recipient is the Chief Executive Officer, Interim Chief Financial Officer, Chief Operating Officer, Chairman of the Board and Secretary of the Company;

WHEREAS, the Company believes it is in the best interest of the Company and its shareholders to grant Stock Recipient a bonus for his exceptional performance and dedicated service to the Company ("***Bonus***");

WHEREAS, the Company believes that the increased ownership in the stock capital of the Company will provide Stock Recipient a strong incentive to put forth maximum effort for the continued growth and success of the Company; and

WHEREAS, the Company agrees to grant Bonus in form of 197,605,773 shares of common stock of the Company, par value $0.001 per share ("***Shares***") to Stock Recipient, subject to the terms and conditions of this Agreement, and Stock Recipient desires to accept such Shares, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree as follows:

1. Issuance of Shares. Effective as of the Grant Date, the Company hereby grants Shares to Stock Recipient, and Stock Recipient hereby accepts Shares, subject to the terms and conditions of this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "***Securities Act***"), and Rule 506 promulgated thereunder.

2. Representations of Stock Recipient. In connection with the receipt of Shares, Stock Recipient represents to the Company the following:

(a) Stock Recipient is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire Shares. Stock Recipient is receiving Shares for investment for Stock Recipient's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "***Securities Act***").

(b) Shares are private securities that have not been registered under the Securities Act, or any state securities laws, in reliance on exemptions from such registration. Reliance by the Company on such exemptions is predicated in part upon the truth and accuracy of the provisions of this Agreement. Shares, when issued, will be "restricted securities" as that term is used in applicable regulations promulgated under the Securities Act. As such, Shares may not be sold unless they are registered or there is an available exemption from applicable U.S. federal and state securities laws. Stock Recipient agrees that Stock Recipient will not sell or distribute all or any part of Shares unless: (i) there is an effective registration statement under the Securities Act and applicable state securities laws covering any such transaction involving Shares; (ii) the Company receives an opinion of Stock Recipient's legal counsel, in form and substance reasonably acceptable to the Company, stating that such transaction is

exempt from registration; or (iii) the Company otherwise satisfies itself that such transaction is exempt from registration. It is understood that the Company has no obligation to Stock Recipient under this Agreement to register Shares under the Securities Act.

(c) Stock Recipient is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of securities acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Stock Recipient acknowledges that in the event all of the requirements of Rule 144 are not met, compliance with Regulation A or some other registration exemption will be required; and that although Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(d) Stock Recipient has had the opportunity to review with Stock Recipient's own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of the acceptance of Shares. With respect to such matters, Stock Recipient relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Stock Recipient (and not the Company) shall be responsible for Stock Recipient's own tax liability that may arise as a result of the acceptance of Shares.

(e) Stock Recipient has had the opportunity to review this Agreement with Stock Recipient's own legal counsel. Stock Recipient is not relying on any statements or representations of the Company or its agents for legal advice with respect to the acceptance of Shares. Stock Recipient acknowledges and agrees that JR Lanis and Baker & Hostetler LLP are acting as counsel solely to the Company and do not represent Stock Recipient in connection with this Agreement.

(f) Stock Recipient agrees to furnish any additional information requested to assure compliance with applicable federal securities laws and the securities laws of any state in connection with his acquisition of Shares.

3. Legend. The stock certificate evidencing Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under any applicable state securities laws):

> THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE REOFFERED, SOLD, TRANSFERRED, PLEDGED, OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR BLUE SKY LAWS OF ANY STATE HAVING JURISDICTION THEREOF, OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAW OR BLUE SKY LAWS OF ANY STATE HAVING JURISDICTION WITH RESPECT THERETO OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES.

4. Adjustment for Reorganization, Reclassification, Etc. All references to the number of Shares in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split, dividend or other similar change in Shares which may be made by the Company after the date of this Agreement.

5. No Assurance of Value. The value of Shares will be dependent upon the future financial condition, operating results and prospects of the Company, which are subject to a number of risks and uncertainties that are difficult to predict and in many instances are beyond the Company's control. Accordingly, there is no assurance that Stock Recipient will realize any value from Shares, and Company makes no representation to Stock Recipient regarding the value of Shares.

6. Administration. This Agreement will be interpreted, administered and operated by the Company's Board of Directors (the "***Board***"), which shall have complete authority, subject to the express provisions of this Agreement, to interpret this Agreement, to prescribe, amend and rescind rules and regulations relating to this Agreement, and to make all other determinations necessary or advisable for the administration of this Agreement. The Board may delegate any of its duties hereunder to a subcommittee, or to such person or persons from time to time as it may designate. All decisions, interpretations and other actions of the Board or its duly authorized delegate shall be final, conclusive and binding on all parties who have an interest in the Agreement.

7. Invalidity of Provisions. The invalidity or unenforceability of any provision of this Agreement as a result of a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, shall not affect the validity or enforceability of the remainder of this Agreement.

8. Waiver and Modification. The provisions of this Agreement may not be waived or modified unless such waiver or modification is in writing and signed by the parties hereof. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

9. Transferability. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns.

10. Multiple Counterparts. This Agreement may be signed in multiple counterparts, all of which together shall constitute an original agreement. The execution by one party of any counterpart shall be sufficient execution by that party, whether or not the same counterpart has been executed by any other party.

11. Governing Law. This Agreement shall be governed by the laws of the State of Nevada. This Agreement represents the entire agreement between the parties with respect to the delivery of Shares to Stock Recipient hereunder and may only be modified or amended in a writing signed by both parties.

12. Notices. Any notice, demand or request required or permitted to be given by either the Company or Stock Recipient pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing

13. NO GUARANTEE OF EMPLOYMENT. STOCK RECIPIENT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH STOCK RECIPIENT'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE STOCK RECIPIENT'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

(signature page follows)

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed, and Stock Recipient has hereunto set his hand, all as of the day and year first above written.

The "***Company***":

THE CRYPTO COMPANY, a Nevada corporation

DocuSigned by:

By: Ronald Levy

943D84F5F1F94EA...

Name: Ronald Levy

Title: Chief Executive Officer

Address for Notice:
23823 Malibu Road #50477
Malibu, CA 90265

"***Stock Recipient***":

DocuSigned by:

Ronald Levy

943D84F5F1F94EA...

RONALD LEVY

Address for Notice:
18231 Coastline Drive
Malibu, CA 90265